UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2025

Whitestone REIT
(Exact name of registrant as specified in charter)

Maryland	001-34855	76-0594970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner, Suite 500,	77063
Houston, Texas
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 827-9595

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule #14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, par value $0.001 per share	WSR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Whitestone REIT (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) on May 15, 2025. At the Annual Meeting, the Company’s shareholders voted on each of the proposals presented, which are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 4, 2025 (the “Proxy Statement’). Holders of 43,037,803 common shares of beneficial interest, par value $0.001 per share, of the Company were present in person (virtually) or represented by proxy at the Annual Meeting.

Proposal 1: Election of Trustees

Each of Julia B. Buthman, Amy S. Feng, Kristian M. Gathright, David K. Holeman, Jeffrey A. Jones, and Donald A. Miller was elected to serve on the Board of Trustees (the “Board”) until the 2026 annual meeting of shareholders and until his or her successor is duly elected and qualified, based on the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Julia B. Buthman	30,165,383	1,913,145	48,852	10,910,423
Amy S. Feng	30,085,371	1,992,964	49,045	10,910,423
Kristian M. Gathright	30,246,188	1,832,119	49,073	10,910,423
David K. Holeman	30,292,767	1,786,642	47,971	10,910,423
Jefferey A. Jones	30,263,691	1,814,654	49,035	10,910,423
Donald A. Miller	30,255,267	1,822,955	49,158	10,910,423

Proposal 2: Approval of First Amendment to the 2018 Long-Term Equity Incentive Plan

The adoption of the Amendment to the Whitestone REIT 2018 Long-Term Equity Incentive Ownership Plan was ratified. The results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,505,565	8,480,619	141,196	10,910,423

Proposal 3: Advisory Vote on Executive Compensation

An advisory resolution to approve executive compensation, as described in the Proxy Statement, was approved, based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,333,426	2,622,879	171,075	10,910,423

Proposal 4: Ratification of the Appointment of the Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Pannell Kerr Forster of Texas, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was approved, based on the following votes:

Votes For	Votes Against	Abstentions
40,616,230	2,297,809	123,764

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

Exhibit Number	Description

10.1
First Amendment to the Whitestone REIT 2018 Long-Term Equity Incentive Ownership Plan (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 4, 2025)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT
(Registrant)

Date:	May 16, 2025	By: /s/ John S. Hogan
Name: John S. Hogan Title: Chief Financial Officer